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              FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT
              ----------------------------------------------------

         THIS FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is dated as of January 16, 2002, but effective as of December 31, 2001 by and among SPACEHAB, INCORPORATED, a corporation organized under the laws of the State of Washington (the "Company"), JOHNSON ENGINEERING CORPORATION, a corporation organized under the laws of the State of Colorado ("Johnson Engineering") and ASTROTECH SPACE OPERATIONS, INC., a corporation organized under the laws of the State of Delaware ("Astrotech") jointly and severally (each of Company, Johnson Engineering and Astrotech, a "Borrower"; Company, Johnson Engineering and Astrotech, collectively, the "Borrowers"); and BANK OF AMERICA, N.A., a national banking association, its successors and assigns ("Lender").

                                    RECITALS
                                    --------

         A. The Borrowers and SPACE MEDIA, INC., a corporation organized under the laws of the State of Delaware ("Space Media"; together with the Borrowers, the "Original Borrowers") and the Lender entered into a Financing and Security Agreement dated August 9, 2000 (the same, as amended, modified, substituted, extended, and renewed from time to time is hereinafter called, the "Financing Agreement"). Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

         B. The Financing Agreement provides for a Revolving Credit in the original maximum principal amount of Fifteen Million Dollars ($15,000,000) and a letter of credit facility in the original maximum principal amount of Ten Million Dollars ($10,000,000).

         C. Pursuant to that certain Second Amendment to Financing Agreement dated as of August 30, 2001, by and among the Original Borrowers and the Lender, the parties thereto agreed to release Space Media from all of its obligations under the Financing Agreement and each of the Financing Documents and to reduce the maximum principal amount of the Revolving Credit from Fifteen Million Dollars ($15,000,000) to Six Million Five Hundred Thousand Dollars ($6,500,000).

         D. Pursuant to that certain Third Amendment to Financing Agreement dated as of October 24, 2001, by and among the Borrowers and the Lender, the parties thereto agreed to reset certain covenants and terms set forth in the Financing Agreement to permit the Borrowers to restructure certain existing Indebtedness to certain creditors of the Borrowers and otherwise modify the Financing Agreement as more fully set forth therein (the "Third Amendment").

         E. The Company desires to obtain mortgage financing in an amount of not less than One Million Five Hundred Thousand Dollars ($1,500,000)from a third party (the "Proposed Mortgage"), and in connection therewith the Company anticipates that the Proposed Mortgage will have to be secured by the Excluded Collateral (as hereinafter defined) owned by the Company located in Cape Canaveral, Florida.

         F. The Borrowers have requested, that the Lender (i) permanently reduce the maximum principal amount of the revolving credit facility and (ii) consent to the Borrowers entering into the Proposed Mortgage and related transactions, and the Lender has agreed to do so on the condition, among others, that this Agreement be executed.

                                   AGREEMENTS
                                   ----------

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers and the Lender agree as follows:

         1.   Recitals.  The Borrowers and the Lender agree that the Recitals
              --------
above are true and correct in all material respects and that the same are incorporated herein and made a part hereof by reference.

         2.   Defined Terms. The definition of "Revolving Credit Committed
              -------------
Amount" set forth in Section 1.1 of the Financing Agreement is hereby deleted in its entirety and the following is inserted in full substitution thereof:

              "Revolving Credit Committed Amount" means $6,500,000, as such amount shall be permanently reduced by the aggregate amount of all Revolving Credit Permanent Reduction Amounts, from time to time.

         From and after the date hereof, the following defined terms are added to Section 1.1 of the Financing Agreement:

              "Mortgage Closing Date" means the date on which the Proposed Mortgage closes and funds.

              "Net Mortgage Proceeds" means the net proceeds received from the Proposed Mortgage on the Mortgage Closing Date, after the payment of customary costs and expenses in connection with the Proposed Mortgage.

              "Revolving Credit Permanent Reduction Amount" shall mean as of any date, the sum of the Step Reductions occurring on or prior to such date and the Net Mortgage Proceeds payable to the Lender.

              "Step Reduction" means the following permanent reductions to the Revolving Credit Committed Amount, which are cumulative in nature and effective as of the following dates:

              Date:                              Step Reduction:
              ----                               --------------
              January 1, 2002                    $500,000;
              February 1, 2002                   $500,000;
              March 1, 2002                      $500,000;

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              April 1, 2002                      $750,000;
              May 1, 2002                        $750,000;
              June 1, 2002                       $750,000; and
              July 1, 2002                       $750,000.

         By way of illustration, on February 1, 2002, the total Step Reduction applicable to the Revolving Credit shall be $1,000,000 and the Step Reductions shall reduce the Revolving Credit Committed Amount by $1,000,000.

         3.   Borrowing Base. Notwithstanding anything set forth in the
              --------------
Financing Agreement or in Paragraph 4 of the Third Amendment to the contrary, from and after January 1, 2002, the Borrowers shall continue to furnish to the Lender no less frequently than the fifteenth (15th) day of each month and at such other times as may be requested by the Lender, a Borrowing Base Report in the form required from time to time by the Lender, appropriately completed and duly signed. Unless otherwise requested by the Lender, the Borrowing Base Report shall be dated as of the last Business Day of the immediately preceding month and shall contain a detailed aging schedule of all Receivables by Account Debtor as of the date of the Borrowing Base Report, the amount and payments on the Receivables, and the calculations of the Borrowing Base, all in such detail, and accompanied by such supporting and other information, as the Lender may from time to time request, including, but not limited to, a report containing a detailed aging of all accounts payable by supplier, in such detail, and accompanied by such supporting information, as the Lender may from time to time reasonably request.

         4.   Revolving Credit Mandatory Reductions.  Paragraph 6 of the Third
              -------------------------------------
Amendment is hereby deleted in its entirety.

         5.   Letters of Credit. Notwithstanding anything set forth in the
              -----------------
Financing Agreement to the contrary, the Lender shall not be obligated to issue any Letter of Credit having an expiration date beyond June 30, 2002 or if the Lender determines in the exercise of its sole, but reasonable discretion, that the face amount of such Letter of Credit will at any time exceed the then applicable Revolving Credit Committed Amount.

         6.   Replacement Note. Exhibit B to the Financing Agreement is being
              ----------------  ---------
replaced in its entirety with Exhibit B attached hereto. The Borrowers shall
                              ---------
execute and deliver to the Lender on the date hereof the Third Amended and Restated Revolving Promissory Note in the maximum principal amount of Six Million Five Hundred Thousand Dollars ($6,500,000) in the form of Exhibit B
                                                                  ---------
attached hereto and incorporated herein by reference (the "Replacement Note"), in substitution for and not satisfaction of, the issued and outstanding revolving credit note. The Replacement Note shall be the "Revolving Credit Note" for all purposes of the Financing Documents. The revolving promissory note being substituted pursuant to this Agreement shall be marked "Replaced" and returned to the Borrowers promptly after the execution and delivery of the Replacement Note.

         7.   Conditions Precedent.  This Agreement shall become effective on
              --------------------
the date the Borrowers satisfies each of the following conditions:

              (a) The Borrowers execute and deliver to the Lender the Replacement Note;

         (b) The Borrowers shall pay all of the Lender's reasonable attorney's fees, in connection with this Agreement; and

         (c) Provide the Lender with such other information, instruments, opinions, documents, certificates and reports as the Lender may deem necessary and requests prior to the Lender's execution of this Agreement.

     8.  Request for Consent to Proposed Mortgage; Application of Net Mortgage
         ---------------------------------------------------------------------
Proceeds.
--------

         (a) As required under Sections 6.2.4 and 6.2.8 of the Financing Agreement, the Borrowers hereby request the Lender's consent to the Borrowers entering into definitive agreements with one or more lenders in connection with the Proposed Mortgage of the collateral set forth in Exhibit A hereto (the
                                                     ---------
"Excluded Collateral"). The Lender agrees that upon receipt and review of substantially final drafts of the definitive documents to be executed in connection with the Proposed Mortgage, provided no Event of Default has occurred and is continuing at such time and further provided the terms of such definitive documents are customary for transactions of such nature, the Lender will not unreasonably withhold, condition or delay its consent to the Proposed Mortgage, including, without limitation, the creation, assumption or existence of such indebtedness and the Company's granting a security interests on the Excluded Collateral.

         (b) The Lender agrees at the expense of the Borrowers to execute and deliver to the Borrowers, without any further consideration, any required filings, including those under the Uniform Commercial Code or otherwise, that are necessary to release any security interest or lien the Lender has in any of the Excluded Collateral.

         (c) On the Mortgage Closing Date, the Borrowers shall promptly cause the Net Mortgage Proceeds in an amount equal to not less than One Million Five Hundred Thousand Dollars ($1,500,000) to be immediately paid to the Lender, and in the event that the Net Mortgage Proceeds equal or exceed Three Million Dollars ($3,000,000), the Borrowers shall cause all Net Mortgage Proceeds in excess of Three Million Dollars ($3,000,000) to be immediately paid to the Lender, but not to exceed the unpaid Obligations.

         (d) Notwithstanding anything set forth herein to the contrary, the Borrowers and the Lender understand and agree that the amount of Net Mortgage Proceeds paid to the Lender by the Borrowers on the Mortgage Closing Date will be reduced by the amount of any Step Reduction paid in the month in which the Proposed Mortgage closes. By way of illustration, if the Mortgage Closing Date is March 15, 2002 and the Net Mortgage Proceeds are $1,500,000, then, the Borrowers shall only be required to remit to the Lender $1,000,000, which is the difference between the Net Mortgage Proceeds ($1,500,000) and the Step Reduction already paid to the Lender for such month ($500,000).

         (e) Notwithstanding anything set forth herein to the contrary, in the event the Net Mortgage Proceeds are not received on or before April 30, 2002, the Revolving Credit Committed Amount shall be permanently reduced on May 1, 2002 by One Million Five Hundred Thousand Dollars ($1,500,000) (which amount includes the Step Reduction in the amount of $750,000 payable on May 1, 2002.

         9.   Representations. The Borrowers represent and warrant to the Lender
              ---------------
as follows:

         (a) Each Borrower has the power and authority to execute and deliver this Agreement and each Borrower has the power and authority to perform its obligations hereunder and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement;

         (b) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms;

         (c) Each Borrower's representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of the Borrowers execution of this Agreement;

         (d) All of the Schedules to the Financing Agreement are true, correct and complete as of the date hereof; and

         (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender.

   10.   Additional Representations.  Each Borrower warrants and represents to
         --------------------------
the Lender as follows:

         (a) Each Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against the Lender or any past, present or future agent, attorney, legal representative, predecessor-in-interest, affiliate, successor, assign, employee, director or officer of the Lender (collectively, the "Bank Group"), directly or indirectly, arising out of, based upon, or in any manner connected with, any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or began prior to the execution of this Agreement and accrued, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of the Obligations or any of the terms or conditions of the Financing Documents, or which directly or indirectly relate to or arise out of or in any manner are connected with the Obligations or any of the Financing Documents; TO THE EXTENT ANY SUCH DEFENSES, AFFIRMATIVE OR OTHERWISE, RIGHTS OF SETOFF, RIGHTS OF RECOUPMENT, CLAIMS, COUNTERCLAIMS, ACTIONS OR CAUSES OF ACTION EXIST OR EXTEND, SUCH DEFENSES, RIGHTS, CLAIMS, COUNTERCLAIMS, ACTIONS AND CAUSES OF ACTION ARE HEREBY FOREVER WAIVED, DISCHARGED AND RELEASED.

         (b) Each Borrower has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze and discuss all terms and conditions of this Agreement and all factual and legal matters relevant hereto with counsel freely and independently chosen by it. Each Borrower further acknowledges that it has actively and with full understanding participated in the negotiation of this Agreement after consultation and review with its counsel and that this Agreement has been negotiated, prepared and executed without fraud, duress, undue influence or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party to this Agreement.

              (c) As of the date hereof, there are no proceedings or investigations pending or, so far as any Borrower knows, threatened against it, before any court or arbitrator or any governmental, administrative or other judicial authority or agency.

              (d) There is no statute, rule, regulation, order or judgment, no charter, by-law or preference stock provision with respect to any Borrower, and no provision of any mortgage, indenture, contact or other Agreement binding on any Borrower or any of its properties which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms or conditions of this Agreement.

              (e) No Borrower has voluntarily or involuntarily, granted any Liens to any creditor not previously disclosed to the Lender in writing on or before the date of this Agreement or permitted under the Financing Agreement and have not otherwise taken any action or failed to take any action which could or would impair, change, jeopardize or otherwise adversely affect the priority, perfection, validity or enforceability of any Lien securing all or any portion of the Obligations or the priority or validity of the Lender's claims with respect to the Obligations relative to any other creditor of any Borrower other than Permitted Liens as permitted under the Financing Agreement.

         11.  Additional  Defaults.  In addition to the Events of Default
              --------------------
specifically enumerated in the Financing Documents, the occurrence of any of the following events shall each constitute an Event of Default:

              (a) the Borrowers or any other Person (other than the Lender) fail to observe, perform, or comply with any of the terms, conditions or provisions of this Agreement, as and when required;

              (b) any additional defaults shall occur under any of the Financing Documents as modified hereby;

              (c) any representation or warranty made herein, in any document executed and delivered in connection herewith, or in any report, certificate, financial statement or other instrument or document previously, now or hereafter furnished by or on behalf of any Borrower in connection with this Agreement, shall prove to have been false, incomplete or misleading in any material respect on the date as of which it was made;

              (d)   the occurrence of any default under the Proposed Mortgage.

         12. No Novation. The Borrowers agree that this Agreement is not intended to and shall not cause a novation with respectto any or all of the Obligations of the Borrowers. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

              13.   No Claims. The Borrowers acknowledge and warrant that the
                    ---------
Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Borrowers hereby waiving and releasing any claims to the contrary.

              14.   Expenses. The Borrowers shall pay at the time this Agreement
                    --------
is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender's counsel.

              15.   Time of Essence.  Time is of the essence of this Agreement.
                    ---------------

              16.   Consistent Changes.   The Financing Documents are hereby
                    ------------------
amended wherever necessary to reflect the changes described above.

              17.   Counterparts. This Agreement may be executed in any number
                    ------------
of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Borrowers agree that the Lender may rely on a telecopy of any signature of the Borrowers. The Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.

              18.   Governing Law. Borrowers acknowledge and agree that this
                    -------------
Agreement, shall be governed by the Laws of the State, as if this Agreement had been executed, delivered, administered and performed solely within the State even though for the convenience and at the request of the Borrowers, this Agreement may be executed elsewhere.

                    [SIGNATURES BEGIN ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Agreement under seal as of the date and year first written above.

                                   BORROWERS:

WITNESS/ATTEST:                    SPACEHAB, INCORPORATED


_________________________          By:  /s/ Julia A. Pulzone              (Seal)
                                        ----------------------------------
                                            Julia A. Pulzone
                                            Chief Financial Officer

WITNESS/ATTEST                     JOHNSON ENGINEERING CORPORATION


_________________________          By:: /s/ Julia A. Pulzone             (Seal)
                                        ---------------------------------
                                            Julia A. Pulzone
                                            Chief Financial Officer

WITNESS/ATTEST:                    ASTROTECH SPACE OPERATIONS, INC.


_________________________          By:: /s/ Julia A. Pulzone             (Seal)
                                        ---------------------------------
                                            Julia A. Pulzone
                                            Chief Financial Officer

                                   LENDER:

WITNESS:                           BANK OF AMERICA, N. A.


_________________________          By:  /s/ Mark A. Herdman              (Seal)
                                        ---------------------------------
                                            Mark Herdman, Vice President